ASTON Dynamic Allocation Fund

Summary Prospectus – March 1, 2012	Ticker: Class N–ASENX, Class I–ADNAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 29, 2012, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.80%		0.80%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.53%		0.53%
Acquired Fund Fees and Expenses	0.27%		0.27%
Total Annual Fund Operating Expenses	1.85%		1.60%
Fee Waiver and/or Expense Reimbursement	(0.28	)%(a)	(0.28	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.57	%(a)	1.32	%(a)
(a)	The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2013 at the rates shown in the table, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and acquired fund fees and expenses. Prior to February 28, 2013, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the fiscal year end during which such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s expense ratio, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and acquired fund fees and expenses remains at or below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$160	$555	$975	$2,146
Class I Shares	134	478	844	1,877

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 387.35%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in exchange-traded funds (“ETFs”) that represent a variety of asset classes and investment styles. Under normal circumstances, the Fund invests at least 80% of its assets in shares of ETFs. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: a wide range of market capitalizations, equity, international, commodities, real estate, fixed income, derivatives and currency. The Fund may also invest in leveraged or inverse ETFs. As new ETF products become available, the asset

Aston Funds	1	Summary Prospectus

classes available to the Fund will expand. In addition, the Fund may invest in exchange-traded notes (“ETNs”) and may also utilize exchange-listed put and call options to hedge and/or to increase equity exposure.

The portfolio manager uses quantitative and qualitative fundamental analysis to select securities from the available universe of ETFs traded on U.S. markets. The portfolio is constructed by applying a proprietary mathematical investment process to select a portfolio of ETFs in a more efficient combination than the Fund’s composite market benchmark. The goal of the proprietary mathematical process is to create an optimal portfolio that is designed to produce returns in excess of its market benchmark with an equal or lesser amount of risk. The Fund’s investment strategies may result in high portfolio turnover.

Because the Fund places primary emphasis on capital appreciation, the Fund expects to allocate a significant portion of its assets to underlying funds that emphasize stocks and to allocate a lesser proportion of its assets to underlying funds that emphasize bonds. Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events. The Fund may invest without limit in cash, cash equivalents and money market instruments when favorable investment opportunities are not available.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Aggressive ETF Investment Technique Risk. Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments, exposes the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity ETF Risk. Investing in ETFs that invest long or short in the commodities market and investing in commodity linked instruments, such as exchange-traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in ETFs that invest in the commodities market and its ability to invest in commodity linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Credit ETF Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying ETFs use derivatives instruments to seek credit exposure to underlying issuers, they are subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying ETFs invest in asset-backed securities, mortgage-backed securities and CMOs, the ETFs are subject to the credit risks of the underlying assets that collateralize the instrument.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Equity ETF Risk.

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Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Small- and Mid-Cap Company Risk. Investing in ETFs that own securities of small- and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small- and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small- and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

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Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

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Emerging Market Risk. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

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Fixed Income ETF Risk. Investing in ETFs that own fixed income securities subject the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fund-of-Funds Structure Risk. Your cost of investing in a fund that invests in ETFs will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Shareholders of the Fund bear their proportionate share of an ETF’s fees and expenses as well as their share of the Fund’s fees and expenses. Also, the Fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations. The risks of investing in ETFs typically reflect the risks of the types of securities in which the ETFs invest.

Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Similar to the risks presented by short sales of securities, inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.

Leveraged ETF Risk. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at the ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Real Estate ETF Risk. ETFs investing in securities of real estate investment trusts (“REITs”) may be affected by changes in the value of the REIT’s underlying properties and by defaults by borrowers or tenants. ETFs may invest in REITs with limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. The return of a REIT ETF may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REIT ETFs generally will be taxed as ordinary income for federal income tax purposes.

Sector Concentration Risk. Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. ETFs that invest in a limited number of industries within a sector may be subject to a greater level of market risk and their performance may be more volatile than funds that do not concentrate their investments in a specific sector.

Tracking Risk. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track their applicable indices.

Trading Discount Risk. The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year-to-year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	9.12%
Worst quarter:	06/10	(6.77)%

The table below indicates how the Fund’s average annual return for the calendar period compared to the returns of broad-based securities market indices and a composite intended to reflect the general securities market.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	ASTON Dynamic Allocation Fund
	1 Year	Since Inception
Class N Shares (Inception 1/10/08):
Return Before Taxes	(1.18)%	1.42%
Return After Taxes on Distributions	(4.03)%	(0.32)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.24)%	0.30%
Class I Shares (Inception 11/02/10):
Return Before Taxes	(0.93)%	3.91%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from December 31, 2007. Index return for Class I shares, since inception, computed from October 31, 2010, is 5.18%.)	7.84%	6.38%
MSCI World Ex-US Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N shares since inception is computed from December 31, 2007. Index return for Class I shares, since inception, computed from October 31, 2010, is (7.90)%.)	(12.21)%	(7.83)%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N is computed from December 31, 2007. Index return shares for Class I shares, since inception, computed from October 31, 2010, is 7.24%.)	1.03%	(1.26)%
35% Russell 3000 Index / 35% MSCI World Ex-US Index / 30% Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from December 31, 2007. Index return for Class I shares, since inception, computed from October 31, 2010, is 1.55%.)	(1.49)%	(0.81)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. Smart Portfolios, LLC (“Smart”) serves as the subadviser to the Fund.

Mr. Bryce James, President and Chief Investment Officer of Smart, has served as portfolio manager to the Fund since January 2008.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	5	Summary Prospectus

DYNAL312

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